As filed with the Securities and Exchange Commission
on December 30, 2015

 1933 Act File No. 002-78808

1940 Act File No. 811-03541

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 72	☒

 and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 74	☒

 ASSET MANAGEMENT FUND

(Exact Name of Registrant as Specified in Charter)

325 John H. McConnell Boulevard, Suite 150

Columbus, Ohio 43215

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 255-5550

(Name and Address of Agent for Service)	Copy to:
Dana A. Gentile, President Asset Management Fund 325 John H. McConnell Boulevard, Suite 150 Columbus, Ohio 43215	John S. Marten, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601-1003

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b); or
☐	on (date) pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☒	on February 29, 2016 pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

March 1, 2016

Prospectus

Asset Management Fund

Mutual Funds

Large Cap Equity Fund
Class AMF Shares — IICAX
Class H Shares — IICHX

The Asset Management Fund is regulated by the Investment Company Act of 1940, as amended.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. It is a federal offense to suggest otherwise.

Table of Contents - Prospectus

Large Cap Equity Fund

Investment Objectives

The Fund’s primary investment objective is to achieve capital appreciation. The objective of income is secondary.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class AMF	Class H
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	%	%
12b-1 Fees*	%	%
Other Expenses	%	%
Total Fund Operating Expenses*	%	%

*	The Distributor has voluntarily agreed to waive 0.10% of “12b-1 Fees” for Class AMF Shares. The Distributor expects to continue this waiver through February 29, 2017, but is not contractually obligated to do so. With such voluntary waiver, the fees and expenses that you may pay if you buy and hold Class AMF of the Fund would be ____% of “12b-1 Fees” and ____% of “Total Fund Operating Expenses”.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class AMF	$	$	$	$
Class H	$	$	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was __% of the average value of its portfolio.

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Summary

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S.-based companies whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of Shay Assets Management, Inc. (the “Adviser”). The Adviser looks for companies with strong balance sheets, attractive return on capital and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, the Adviser considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share. The Adviser uses models that quantify and rank the numeric financial variables and blend this analysis with fundamental reviews from investment analysts. This blending of quantitative and fundamental analysis allows the Adviser to efficiently evaluate a large number of potential investments in a systematic fashion while retaining the insights of investment analysts for investment variables which may not be observable from a company’s financial information.

The Adviser has licensed investment models, analytics and other tools from System Two Advisers (“S2”) for use in managing the Fund. The Adviser, not the Fund, is responsible for paying the licensing fees to S2.

The equity securities in which the Fund invests consist primarily of dividend-paying common stocks of large-capitalization companies. The Fund considers large-capitalization companies to be those with market capitalizations in excess of $10 billion. It is the Fund’s policy to invest at least 80% of its net assets in the equity securities of large-capitalization companies. The Fund may invest up to 20% of its assets in equity securities of smaller companies. The equity securities in which the Fund may invest also include common stocks that do not pay dividends, preferred stocks and corporate debt securities convertible into common stock.

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Principal Risks

It is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Company Risk	The market values of corporate securities vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund’s long-term performance.

Management Risk	The Fund is subject to management risk due to the active nature of its management. The Adviser will apply investment techniques, experience and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by the Adviser will achieve the investment objectives.

Market Risk	The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including market-wide risks, industry-specific risk (i.e., labor shortages and/or stoppages, greater costs of production and/or competitive forces or conditions) or issuer-specific risk. Equity securities generally have greater price volatility than fixed income securities.

Style Risk	The Fund emphasizes dividend-paying common stocks of large-capitalization U.S. companies that meet the quality criteria of the Adviser. If large-capitalization stocks held by the Fund fall out of favor, the Fund’s returns could trail returns of the overall stock market or other funds. The Fund may at times hold securities of companies in the same or related market sectors, such as consumer staples, and its performance may suffer if those sectors underperform the overall stock market.

Fund Performance History

The bar chart shows how the performance of Class AMF shares of the Fund has varied over time. The bar chart depicts the change in performance of Class AMF shares of the Fund from year-to-year during the periods indicated. On February 20, 2009, the John Hancock Large Cap Select Fund was reorganized into the Large Cap Equity Fund. Class H shares commenced operations as of the date of the reorganization. Class AMF shares and Class H shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the returns of the Class AMF shares would be lower than the returns of the Class H shares, due to differing expenses between the share classes.

On January 8, 2007, Asset Management Fund Large Cap Equity Institutional Fund, Inc. (the “Predecessor Fund”) was reorganized into the Large Cap Equity Fund. The Fund had no operations prior to the reorganization. The Predecessor Fund was a diversified open-end management investment company incorporated under the laws of the State of New York. Performance information included in this Prospectus for the period prior to January 8, 2007, is that of the Predecessor Fund.

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Summary

The Class AMF shares of the Fund and the Predecessor Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The chart and table assume reinvestment of dividends and distributions.

Annual Returns for the Years Ended December 31

During the period shown in the bar chart, the highest return for a quarter was _____% (quarter ended _____) and the lowest return for a quarter was _____% (quarter ended ______).

Average Annual Total Returns

The following table compares the Fund’s average annual total returns of Class AMF and Class H shares of the Fund for the periods ended December 31, 2015, to a broad-based securities market index (which unlike the Fund has no fees or expenses).

	1 Year	5 Years	10 Years*
Large Cap Equity Fund, Class AMF (before taxes)	%	%	%
Large Cap Equity Fund, Class AMF (after taxes on distributions)**	%	%	%
Large Cap Equity Fund, Class AMF (after taxes on distributions and redemptions)**	%	%	%
S&P 500 Index***	%	%	%

	1 Year	5 Year	Since Inception*
Large Cap Equity Fund, Class H (before taxes)	%	%	%
Large Cap Equity Fund, Class H (after taxes on distributions)**	%	%	1%
Large Cap Equity Fund, Class H (after taxes on distributions and redemptions)**	%	%	%
S&P 500 Index***	%	%	%

*	The performance for the 10 Years period for Class AMF is based on the performance of Class AMF shares of the Fund since its inception on January 8, 2007 and the Predecessor Fund for periods before January 8, 2007. Class H shares commenced operations on February 20, 2009.

**	After-tax returns are calculated using the applicable highest marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares.

***	The S&P 500 Index is an unmanaged index including 500 of the leading companies in the leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities, and is a proxy for the total stock market.

Management

Shay Assets Management, Inc. (the “Adviser”) serves as investment adviser to the Fund.

The portfolio managers responsible for the day-to-day management of the Fund’s investments are Robert C. Jones, Senior Portfolio Manager of the Adviser and Ana I. Galliano, Assistant Portfolio Manager of the Adviser. Mr. Jones and Ms. Galliano have managed the Fund since 2016.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem shares of the Fund on any day on which the New York Stock Exchange is open for business (“Business Day”).

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Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning The Northern Trust Company, the Fund’s “Transfer Agent,” at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

For Class AMF shareholders not enrolled in the Automatic Investment Plan (the “Plan”), the minimum initial investment in the Fund is $2,500 with a minimum investment balance of $1,000. For Class AMF shareholders enrolled in the Plan at the time of purchase, the minimum initial investment in the Fund is $1,000 (with a minimum monthly contribution to the Plan of $100). For Class AMF shareholders, the minimum subsequent investment for all accounts is $100. For Class H shareholders, the minimum initial investment in the Fund is $3 million and there is no minimum investment balance required. Subsequent purchases in the Fund may be made in any amount by Class H shareholders. Asset Management Fund (the “Trust”) and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. The Board of Trustees may determine to impose a minimum investment balance for Class H shares at any time.

Tax Information

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Information
Additional Information Regarding Investment Strategies

Securities Selection

The Adviser selects equity securities whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of the Adviser. The Adviser looks for companies with strong balance sheets, attractive return on capital and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, the Adviser considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share. The Adviser uses models that quantify and rank the numeric financial variables and blend this analysis with fundamental reviews from investment analysts. This blending of quantitative and fundamental analysis allows the Adviser to effectively evaluate a large number of potential investments in a systematic fashion while retaining the insights of investment analysts for investment variables which may not be observable from a company’s financial information.

There is no guarantee that the Adviser’s security selection techniques will achieve the Fund’s investment objectives.

Temporary Defensive Strategies

For temporary or defensive purposes, the Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and U.S. Government securities. In taking this action, the Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Fund’s investment objectives.

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Trust and Fund Information
Investment Adviser

Investment decisions for the Fund are made by Shay Assets Management, Inc. a wholly-owned subsidiary of Shay Investment Services, Inc., a closely-held corporation majority-owned by Rodger D. Shay and Rodger D. Shay, Jr. The Adviser, which is located at 1000 Brickell Avenue, Suite 500, Miami, Florida 33131, is registered under the Investment Advisers Act of 1940, as amended, and managed, as of December 31, 2015, approximately $_____ million in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments.

The Adviser has entered into a dual employee agreement with System Two Advisors (“S2”) to retain the services of Mr. Jones and Ms. Galliano as portfolio managers for the Fund and has licensed investment models, analytics and other tools from S2. The Adviser, not the Fund, is responsible for paying the licensing fees to S2. As employees of the Adviser, Mr. Jones and Ms. Galliano are subject to the oversight of the Adviser and its policies and procedures.

Advisory Fee Expenses

The Fund pays an annual advisory fee based upon a percentage of average daily net assets. For the fiscal year ended October 31, 2015, the annual advisory fee paid by the Fund was 0.65% of average daily net assets.

A discussion regarding the basis for the Board of Trustees renewal of the Fund’s investment advisory agreement will be contained in the Trust’s shareholder report for the semi-annual period ended April 30, 2016.

Portfolio Managers

The portfolio managers of the Adviser manage the Fund’s investments as a team. The portfolio managers responsible for the day-to-day management of the Fund’s portfolio are Robert C. Jones and Ana I. Galliano.

Mr. Jones, Senior Portfolio Manager of the Adviser, is primarily responsible for providing strategic direction and development of the investment process and tools that drive the selection of equity investments for the Fund. Mr. Jones has been responsible for the management of the Fund since 2016. In addition to his employment with the Adviser, Mr. Jones is also the CIO and Chairman of System Two Advisors, where he focuses on design and implementation of the investment process. Prior to founding System Two Advisors in 2012, Mr. Jones founded the Global Quantitative Equity Group at Goldman Sachs Asset Management (“GSAM”) in 1989. Mr. Jones was named a partner of GSAM in 2002 and retired in 2010. Prior to joining GSAM, Mr. Jones was a quantitative analyst at Brignoli Models, Lehman Brothers, and in the Global Investment Research department at Goldman Sachs. Mr. Jones graduated with a BA in American Civilization from Brown University in 1978, and a Master in Business Administration (MBA) in Finance from the University of Michigan in 1980. Mr. Jones has written many articles on investing for major publications, including The Financial Analysts Journal, The Journal of Investing, and The Journal of Portfolio Management. Mr. Jones has also contributed chapters to many books, including Modern Investment Management: An Equilibrium Approach. Mr. Jones is on the Investment Advisory Board at the University of Michigan, is a board member of the David Lynch Foundation, and is a member and Past President of the Society of Quantitative Analysts (SQA).

Ms. Galliano, Assistant Portfolio Manager of the Adviser, oversees the day-to-day activities of the Fund. Ms. Galliano has been responsible for the management of the Fund since 2016. In addition to her employment with the Adviser, Ms. Galliano is also a portfolio manager for System Two Advisors since 2014. Prior thereto she served as an Advertising and Communications Manager for Komodidad Distributors, Inc. from 2004-2014. Ms. Galliano graduated with a Bachelor of Science in Business Administration from Sacred Heart University in 2002 and a Joint Masters of Business Administration (MBA)/Master of Science (MS) in Business and Management (Finance) from the University of Maryland in 2011.

Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is available in the Statement of Additional Information (see “Investment Adviser-Portfolio Managers” in the Statement of Additional Information).

Distributor

Pursuant to the Distribution Agreement, Shay Financial Services, Inc. (the “Distributor”), as the principal distributor of the Fund’s shares, directly and through other firms, advertises and promotes the Fund. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay the Distributor a fee with respect to Class AMF shares of the Fund at an annual rate equal to 0.25% of the average daily net assets of the Class AMF shares of the Fund.

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Because these fees are paid out of the Fund’s assets on an ongoing basis over time, these fees will increase the cost of an investment in Class AMF shares of the Fund. This charge could cost you more over time than you would pay through some other types of sales charges.

Business Manager and Administrator

Beacon Hill Fund Services, Inc. (“Beacon Hill”) on behalf of the Funds serves as business manager and administrator for the Trust on behalf of the Funds. Beacon Hill, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Net Asset Value

The Fund’s net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Fund uses market prices in valuing portfolio securities, but may use fair value estimates if reliable market prices are unavailable. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

Investing in the Fund
Share Purchases

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning The Northern Trust Company at (800) 247-9780.

Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Trust. As used in this Prospectus, the term “Business Day” means any day on which The New York Stock Exchange is open. Payment may be in the form of federal funds or checks. Wire transfer instructions for federal funds should be as follows:

Northern Trust Bank, Chicago,

IL ABA# 071000152

Ref: Account Number 5201680000

For purchase of Asset Management Fund, Large Cap Equity Fund – Class { }

From: (Name of Investor)

Reference (//1038 (shareholder fund and shareholder account number))

$(Amount to be invested)

For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 p.m., Eastern time (“ET”), and payment must be received by The Northern Trust Company by 4:00 p.m., ET, on the next Business Day after the purchase order was received. Payment must be received by The Northern Trust Company by 4:00 p.m., ET, on the Business Day designated for settlement or the order will be cancelled. Shareholders receive the net asset value next calculated on the day the order is received and accepted.

In certain circumstances, such as when the New York Stock Exchange closes early, the officers of the Trust may set an earlier cut-off time for orders eligible for next day settlement.

Orders accompanied by check, including your name and account number, should be sent to AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594, and will receive the net asset value next computed after receipt of the order. If shares being redeemed were purchased by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. The Fund does not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase or exchange request.

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A purchase order is considered binding upon the investor. If payment is not timely received, the Trust may hold the investor responsible for any resulting losses or expenses the Trust incurs. In addition, the Trust and/or its designated agents may prohibit or restrict the investor from making future purchases of the Trust’s shares. The Trust’s designated agents reserve the right to reimburse the Trust in their sole and absolute discretion on behalf of an investor for losses or expenses incurred by the Trust as a result of the investor’s failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust and/or its designated agents. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Trust and/or its designated agents reserve the right to reject any purchase order.

Purchasing Shares through a Shareholder Servicing Agent

Shares of the Fund may be available through certain financial institutions (each such institution is a “Shareholder Servicing Agent”). The Fund has authorized one or more Shareholder Servicing Agents to receive purchase, exchange or redemption orders on its behalf, and the Shareholder Servicing Agents are authorized to designate other agents to receive purchase, exchange or redemption orders on behalf of the Fund. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees and may have different minimum transaction amounts. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of shares and you should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent. A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase, exchange and redemption orders to the Fund in accordance with its agreements with the Fund or its designated agents and with clients and customers.

Certain Shareholder Servicing Agents, who have entered into agreements with the Fund, or if applicable its designated agents, may enter confirmed purchase orders on behalf of clients and customers for the Fund. If payment is not received in a timely manner, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase, exchange or redemption order when a Shareholder Servicing Agent, or if applicable its designated agent, receives a purchase, exchange or redemption order. An order received will be priced at the Fund’s net asset value next computed after it is received by the Shareholder Servicing Agent or its authorized designee.

For further information as how to direct a Shareholder Servicing Agent to purchase, exchange or redeem shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent.

Anti-Money Laundering Program

The Trust is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Trust may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Trust. Financial institutions as defined at 31 U.S.C. 5312(a)(2) regulated by a federal functional regulator or a bank regulated by a state bank regulator are not subject to the customer identification requirements. The Trust may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. Pending verification of the investor’s identity, the Trust will require a signature guarantee in order to process redemption requests. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Trust or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

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Minimum Investment Required

For Class AMF shareholders not enrolled in the Automatic Investment Plan (the “Plan”), the minimum initial investment in the Fund is $2,500 with a minimum investment balance of $1,000. For Class AMF shareholders enrolled in the Plan at the time of purchase, the minimum initial investment in the Fund is $1,000 (with a minimum monthly contribution to the Plan of $100). For Class AMF shareholders, the minimum subsequent investment for all accounts is $100.

For Class H shareholders, the minimum initial investment in the Fund is $3 million and there is no minimum investment balance required. Subsequent purchases in the Fund may be made in any amount by Class H shareholders. The Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion.

What Shares Cost

Shares of the Fund are sold at their net asset value next determined after the purchase order is received. There is no sales charge imposed by the Fund. The net asset value is determined each Business Day at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time).

Shares may be purchased through accounts established with investment professionals, such as banks or brokers. Investment professionals may charge additional fees directly to the investor for these services.

Dividends

The Fund typically declares and pays income dividends at least quarterly. Net capital gains, if any, of the Fund are generally declared and paid once each year and reinvested in additional shares of the Fund, or, at the shareholder’s option, paid in cash.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of the Fund’s shares may present risks to other shareholders of the Fund. These risks include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or Fund expenses. The Fund discourages, and has established policies and procedures designed to detect and deter, frequent trading that may be harmful to shareholders for other than legitimate liquidity needs. Under the Fund’s policies and procedures approved by the Board of Trustees, (i) trading activity in shareholder accounts, except accounts held in the name of a financial intermediary, that meet thresholds set by the Fund based on the frequency and size of transactions in the account during a specified time period may be reviewed to assess whether the frequent trading in the account may be harmful to other shareholders and is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”); (ii) the Fund reserves the right to reject or restrict any purchase order or exchange, including any frequent trading believed to constitute market timing; and (iii) the Fund and the Distributor are prohibited from entering into any agreement that would permit or facilitate market timing in the Fund. The Fund’s policies and procedures direct the Fund to establish specific procedures to detect and deter market timing in order to implement the Fund’s frequent trading policies and procedures. Although these efforts are designed to deter frequent purchases and redemptions of Fund shares pursued for purposes of market timing, there is no assurance that these policies and procedures will be effective. These policies and procedures may be modified or terminated at any time without notice to shareholders.

Shares of the Fund may be held in the name of a financial intermediary. These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide the Fund with certain shareholder trading information. However, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund’s policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as the Fund due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders.

Redeeming Shares

The Fund redeems shares at the net asset value next determined after the Transfer Agent receives the redemption request. Redemptions may be made on Business Days. Redemption requests must be received in proper form and can be made by telephone or in writing.

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Telephone Redemption

Shareholders may redeem their shares by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Shareholders may experience difficulties contacting the Transfer Agent during drastic economic events, political uncertainty or national tragedies. In addition, shareholders can submit written requests for redemption as described under “Written Requests.” Net asset value is determined each Business Day at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., ET).

Written Requests

Shares may also be redeemed by sending a written request to the AMF Funds, P.O. Box 803046, Chicago, Illinois 60680-4594.

Signatures

Signatures on written redemption requests must be guaranteed by one of the following:

•	a Federal Home Loan Bank

•	a savings association or a savings bank

•	a trust company or a commercial bank

•	a member firm of a domestic securities exchange or a registered securities association

•	a credit union or other eligible guarantor institution

In certain instances, the Transfer Agent may request signature guarantees or additional documentation believed necessary to insure proper authorization. The additional documentation may include a copy of a current corporate resolution, articles of incorporation and other appropriate documentation indicating which officers, directors, trustees or persons are authorized to act for a legal entity. Shareholders with questions concerning documentation should call the Transfer Agent at (800) 247-9780.

Receiving Payment

Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

Involuntary Redemption

The Trust reserves the right to redeem all of a Class AMF shareholder’s shares of the Fund after providing written notice if the total value of the shareholder’s Class AMF shares is less than the minimum investment balance ($1,000) as determined on an annual basis, unless the shareholder purchases additional shares to reach the minimum investment balance ($1,000) or enrolls in the Automatic Investment Plan.

Redemption in Kind

The Fund reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the orderly liquidation of securities owned by the Fund is impracticable, or payment in cash would be prejudicial to the best interests of the remaining shareholders of the Fund. Pursuant to an election made by the Trust pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended, it is the policy of the Fund to effect redemption requests in an amount up to $250,000 over a ninety-day period in cash. Redemptions in excess of this amount may be effected in-kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchanges

Shareholders may exchange shares of the Fund for shares in another fund of the Trust advised by the Adviser by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Exchanges may also be made by written request as previously described under “Written Requests.” The minimum amount for an exchange is the minimum initial investment of the fund whose shares are being acquired; provided, however, that the Trust and/or its designated agents reserve the right to accept exchanges below the minimum in their sole and absolute discretion. Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders exchanging out of the Fund will receive dividends in the Fund through the date the exchange is effected and will begin receiving dividends in the other fund the next Business Day. An exchange between funds will generally result in a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares of the fund from which the exchange is made and a purchase of the shares of the fund into which the exchange is made.

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The availability of the exchange privilege is subject to the purchase and redemption policies and current operating practices of each fund. For example, a shareholder may not exchange into a fund that is closed to purchases and a shareholder may not exchange out of a fund that is currently satisfying redemptions under the redemptions in kind provisions.

The Trust reserves the right to amend or terminate this privilege with notice to shareholders.

Shareholder Information

Voting Rights

The Trust currently has four separate funds, including the Large Cap Equity Fund. The shares of the other funds are described in separate prospectuses. Shares of each fund represent interests only in the corresponding fund and have equal voting rights within each fund. The Large Cap Equity Fund is the only fund of the Trust that has two classes of shares: Class AMF shares and Class H shares. Shares of each class of the Large Cap Equity Fund have equal voting rights within each class and within the Fund. The Trust’s First Amended and Restated Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of fund or class, shall be voted in the aggregate and not by fund or class, except that (i) as to any matter with respect to which a separate vote of any fund or class is permitted or required by the Investment Company Act of 1940, as amended, or the document establishing and designating that fund or class, such requirements as to a separate vote by that fund or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular fund or class, only shareholders of the affected fund or class shall be entitled to vote thereon. The Bylaws of the Trust require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the fund or classes thereof).

Disclosure of Information Regarding Portfolio Holdings

A description of the Trust’s policy with respect to disclosure of information regarding the portfolio holdings of the Fund is available in the Statement of Additional Information (see “Disclosure of Information Regarding Portfolio Holdings” in the Statement of Additional Information).

Federal Income Tax Information

The Fund intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for its future taxable years so long as such qualification is in the best interests of shareholders. If the Fund so qualifies, it will not pay federal income tax on the income and capital gains that it distributes to its shareholders.

The Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any taxable dividends and distributions received. This applies whether dividends or distributions are received in cash or as additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions designated as qualified dividend income are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain regardless of how long the shareholder has held Fund shares. Long-term capital gain is taxable to non-corporate shareholders at a maximum federal income tax rate of 20%. Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long the shareholder has held Fund shares. Dividends paid by the Fund may qualify in part for the “dividends received deduction” available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received by shareholders on December 31 of the calendar year declared. Information on the federal income tax status of dividends and distributions is provided annually.

If a shareholder purchases shares of the Fund shortly before a dividend or distribution, the shareholder will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

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Unless a shareholder is exempt from federal income tax, a redemption or exchange of Fund shares is generally a taxable event. Depending on the purchase price and the sale price of the shares the shareholder sells or exchanges, the shareholder may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

Dividends and distributions may be subject to state and local taxes.

Prospective shareholders of the Fund should consult with their own tax advisers concerning the effect of owning shares of the Fund in light of their particular tax situation.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Large Cap Equity Fund’s Class AMF shares for the past five years. Certain information in the table below reflects financial results for a single Class AMF share outstanding throughout each period. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Class AMF shares of the Fund for the years ended October 31, 2013, October 31, 2012, and October 31, 2011 has been audited by the Fund’s previous independent registered public accounting firm. The information for the Class AMF shares of the Fund for the years ended October 31, 2015 and October 31, 2014 has been audited by ____________ whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$	$11.10	$9.41	$8.53	$7.95
Income (Loss) from operations:
Net investment income		0.13	0.11	0.12	0.11
Net realized and unrealized gains (losses) from investments		1.03	2.02	1.07	0.58
Total from investment operations		1.16	2.13	1.19	0.69
Less distributions:
Dividends paid to stockholders:
From net investment income		(0.14)	(0.12)	(0.12)	(0.11)
From net realized gains		(0.75)	(0.32)	(0.19)	—
Total distributions		(0.89)	(0.44)	(0.31)	(0.11)
Change in net asset value		0.27	1.69	0.88	0.58
Net asset value, end of year		$11.37	$11.10	$9.41	$8.53
Total return		10.90%	23.55%	14.16%	8.66%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)		$54,780	$89,562	$82,373	$76,905
Ratio of expenses to average net assets		1.24%	1.22%	1.20%	1.14%
Ratio of net investment income to average net assets		1.13%	1.11%	1.25%	1.25%
Ratio of gross expenses to average net assets*		1.34%	1.32%	1.30%	1.24%
Portfolio turnover rate		7%	5%	8%	7%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntarily fee reductions had not occurred, the ratios would have been as indicated.

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The financial highlights table is intended to help you understand the financial performance of the Large Cap Equity Fund’s Class H shares. Certain information in the table below reflects financial results for a single H Class share outstanding throughout each year. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Class H shares of the Fund for the years ended October 31, 2013, October 31, 2012, and October 31, 2011 has been audited by the Fund’s previous independent registered public accounting firm. The information for the Class H shares of the Fund for the years ended October 31, 2015 and October 31, 2014 has been audited by _________ whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year		$11.10	$9.41	$8.53	$7.95
Income (Loss) from operations:
Net investment income		0.13	0.13	0.13	0.12
Net realized and unrealized gains (losses) from investments		1.04	2.01	1.07	0.58
Total from investment operations		1.17	2.14	1.20	0.70
Less distributions:
Dividends paid to stockholders:
From net investment income		(0.16)	(0.13)	(0.13)	(0.12)
From net realized gains		(0.75)	(0.32)	(0.19)	—
Total distributions		(0.91)	(0.45)	(0.32)	(0.12)
Change in net asset value		0.26	1.69	0.88	0.58
Net asset value, end of year		$11.36	$11.10	$9.41	$8.53
Total return		10.99%	23.74%	14.33%	8.83%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)		$6,864	$5,755	$4,413	$3,440
Ratio of expenses to average net assets		1.09%	1.07%	1.05%	0.99%
Ratio of net investment income to average net assets		1.15%	1.24%	1.39%	1.39%
Ratio of gross expenses to average net assets		1.09%	1.07%	1.05%	0.99%
Portfolio turnover rate		7%	5%	8%	7%

*	During the periods shown, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

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Shareholder Reference Information

Distributor
Shay Financial Services, Inc.
1000 Brickell Avenue, Suite 500
Miami, Florida 33131

Adviser
Shay Assets Management, Inc.
1000 Brickell Avenue, Suite 500
Miami, Florida 33131

Financial Administrator and Transfer and Dividend Agent
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Business Manager and Administrator
Beacon Hill Fund Services, Inc. 325 John H. McConnell Boulevard, Suite 150 Columbus, Ohio 43215

Legal Counsel
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm

Additional information about the Fund may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Fund’s investments and operations. The annual shareholder report contains a discussion of the market conditions and the investment strategies that significantly affected the performance of the Fund during the last fiscal year. The annual and semi-annual shareholder reports contain a listing of the Fund’s portfolio holdings and the Fund’s financial statements. These documents, when available, may be obtained without charge from the following sources:

By Phone:	In Person:
1-800-247-9780	Public Reference Room
Securities and Exchange Commission
By Mail:	Washington, D.C.
Asset Management Fund	(Call 1-202-551-8090 for more information)
P.O. Box 803046
Chicago, Illinois 60680-5584	By Internet:
http://www.amffunds.com
Public Reference Section	http://www.sec.gov (EDGAR Database)
Securities and Exchange Commission
Washington, D.C. 20549-0102	By E-mail:
(a duplication fee is charged)	publicinfo@sec.gov
(a duplication fee is charged)

To request other information about the Fund or to make shareholder inquiries, call 1-800-247-9780.

The Statement of Additional Information is incorporated by reference into this Prospectus (is legally a part of this Prospectus).

Investment Company Act file number:	Asset Management Fund	811-03541

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Notes

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Notes

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ASSET MANAGEMENT FUND
STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2016

Ultra Short Mortgage Fund – ASARX

Short U.S. Government Fund - ASITX

Large Cap Equity Fund – Class AMF/IICAX – Class H/IICHX

325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

The Ultra Short Mortgage Fund, the Short U.S. Government Fund and the Large Cap Equity Fund (each, a “Fund” and collectively, the “Funds”) are each a portfolio of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company. Each Fund is represented by a series of shares separate from those of the Trust’s other series.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the Funds, dated March 1, 2016 (the “Prospectuses”), copies of which may be obtained from the Trust at Asset Management Fund, c/o Northern Trust, Attn: Funds Center C5S, 801 S. Canal St., Chicago, IL 60607 or by calling 1-800-247-9780.

The financial statements, notes and report of the independent registered public accounting firm pertaining to each Fund, which appear in the Trust’s 2015 Annual Report to Shareholders, are incorporated herein by reference. The Trust’s 2015 Annual Report is available, without charge, upon request by calling 1-800-247-9780.

1

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Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectuses shall have the meanings defined in the Prospectuses.

TRUST HISTORY

The Trust is a Delaware statutory trust operating under a First Amended and Restated Declaration of Trust dated September 22, 2006.

The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and each of the Funds is diversified.

THE FUNDS’ OBJECTIVES AND INVESTMENT POLICIES

Notwithstanding anything to the contrary in this Statement of Additional Information or the Prospectuses, each Fund, except the Large Cap Equity Fund, limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal laws and regulations.

Repurchase Agreements. Each Fund may, subject to its investment policies, enter into repurchase agreements under which it may acquire obligations of the U.S. Government or other obligations subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. If the seller defaults on its obligation to repurchase the underlying instrument from the Fund, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Fund may enter into repurchase agreements only with insured depository institutions and broker-dealers with unsecured long-term debt with a published rating of at least investment grade from one or more nationally recognized rating agencies. Each Fund, except the Large Cap Equity Fund, will limit its collateral to U.S. Government Securities or other securities that are not subject to any investment limitation on the part of national banks based on capital and surplus. Each Fund will hold collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust’s custodian. Repurchase agreements with remaining terms exceeding seven days will be deemed to be illiquid.

FDIC Insured Institutions. Although a Fund’s investment in certificates of deposit and other time deposits in a Federal Deposit Insurance Corporation (“FDIC”) insured institution is insured to the extent of $250,000 by the FDIC, the Fund may invest more than $250,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the FDIC. Securities issued by FDIC insured institutions are not insured by the FDIC.

The Funds (except the Large Cap Equity Fund) will invest in deposits of an FDIC insured institution only if the Adviser has deemed such institution or a security issued by such institution to qualify as investment grade pursuant to applicable banking regulations.

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 Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with remaining maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Turnover. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. Higher portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a Fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates for federal income tax purposes). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Prepayments of mortgage-backed securities will cause a Fund to have an increased portfolio turnover rate.

Temporary Defensive Strategies. For temporary or defensive purposes, each Fund, except the Large Cap Equity Fund, may invest up to 100% of its assets in debt securities issued by the U.S. Government or its agencies, including taxable securities and short-term money market securities, when Shay Assets Management, Inc. (the “Investment Adviser”) deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

For temporary and defensive purposes, the Large Cap Equity Fund may invest up to 100% of its assets temporarily in non-equity securities, such as investment grade corporate bonds, commercial paper and U.S. Government Securities. In taking this action, the Large Cap Equity Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Investment Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Large Cap Equity Fund’s investment objectives.

U.S. Government Securities. Subject to its specific policies, each Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include, but are not limited to, obligations issued by the United States or by a Federal Home Loan Bank, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Government National Mortgage Association (“GNMA”), and the Federal Farm Credit Banks. Because many of these U.S. Government securities are not backed by the “full faith and credit” of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

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 When-Issued, Delayed-Delivery and To Be Announced Securities. Each Fund may purchase when-issued, delayed-delivery and to-be-announced (“TBA”) securities. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. TBA mortgage securities are mortgage pools where the issuer has defined and agreed to, in advance, the basic terms for investors, but has not yet specified the mortgage pools that will serve as collateral and will be delivered to the Fund.

Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place. By the time of delivery, such securities may be valued at less than the purchase price. At the time a Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must segregate liquid assets to pay for the purchase until acquisition. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If a Fund sells such a security before the security has been delivered, the Investment Adviser will instruct the Trust’s custodian to segregate assets to cover the security to satisfy the Fund’s delivery obligations. Whenever a Fund is required to segregate assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute segregated assets. In addition, FINRA is developing new requirements for the posting of initial and variation margin on all forward settling trades. If enacted in their current form, the Funds engaged in forward settling trades may be required to post cash margin to the broker/dealer executing the transaction.

Adjustable Rate Securities. Each Fund, except the Large Cap Equity Fund, may purchase debt securities that have variable or floating rates of interest (“Variable Rate Securities”). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will generate taxable ordinary income prior to the payment of such amount. Thus, a Fund may be required to dispose of portfolio securities when it might not otherwise do so in order to satisfy the distribution requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid federal income and excise taxes.

Convertible Securities. The Large Cap Equity Fund may invest in corporate debt securities convertible into common stock. It is not expected that the Large Cap Equity Fund’s holdings of convertible debt securities would ordinarily exceed 5% of the Large Cap Equity Fund’s assets.

Commercial Paper. The Large Cap Equity Fund may invest its non-committed cash in commercial paper. Appendix A to this SAI describes the various ratings assigned to fixed income securities by Moody’s Investor Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”). The Large Cap Equity Fund’s investments in commercial paper ordinarily consist of commercial paper rated “Prime-2” or better by Moody’s or rated “A-2” or better by S&P.

Hedging Strategies. Each Fund may, but is not required to, use financial contracts, commonly referred to as derivatives, for risk management. Currently, the Ultra Short Mortgage Fund and the Short U.S. Government Fund may not use derivatives until such time as federal credit unions may invest without limitation in mutual funds which use these instruments. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by a Fund will succeed.

Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisors to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps, or if the fund markets itself as providing investment exposure to such instruments.

Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by the Fund.

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(i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

(ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

(iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

(iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

(v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In addition, the Fund’s use of financial contracts may accelerate the recognition of income by the Fund, defer the recognition of losses, affect the character of gain and loss realized by the Fund, and cause the Fund to realize higher amounts of short-term capital gains (generally taxed for federal income tax purposes at ordinary income tax rates) than if the Fund had not used such instruments.

Covered Call Options. The Large Cap Equity Fund may engage in writing (i.e., selling) call options listed on organized securities exchanges with respect to securities owned by the Large Cap Equity Fund (called “covered” options). Except in the circumstances described below, the Large Cap Equity Fund will not sell any security subject to a call option written by the Large Cap Equity Fund so long as that option is outstanding. A call option gives the purchaser the right to buy a security from the Large Cap Equity Fund at a fixed price (the “exercise price”) at any time prior to the expiration of the option contract regardless of the market price of the security at that time. In return for such right, the purchaser pays the Large Cap Equity Fund a premium, which the Large Cap Equity Fund retains whether or not the purchaser exercises the option. The premium represents consideration to the Large Cap Equity Fund for undertaking the option obligation and thereby foregoing (during the period of the option) the opportunity to profit from an increase in the market price of the underlying security above the exercise price. For example, assume the Large Cap Equity Fund owns 100 shares of XYZ and, at a time when the market price of XYZ was $50 per share, the Large Cap Equity Fund wrote a six-month call option on those shares at an exercise price of $50 for a premium of $500 (less transaction costs). If the price of XYZ declined to $40 per share the call would likely not be exercised. The 100 XYZ shares would have declined $1,000 in value and the Large Cap Equity Fund would have received income in the amount of $500.

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On the other hand, should the price of XYZ rise to $60 per share the call would likely be exercised with the result that, in exchange for the $500 premium, the Large Cap Equity Fund would have foregone the $1,000 appreciation on the underlying shares.

When the Large Cap Equity Fund writes an option, the securities subject to the option will be segregated or otherwise held for delivery in accordance with the requirements of any applicable securities exchange. The Large Cap Equity Fund may purchase call options only for the purpose of closing out a previous option commitment (called a “closing purchase transaction”). A closing purchase transaction is made by buying an option with identical terms as an option previously written, resulting in the cancellation of the Large Cap Equity Fund’s previous option obligation. If the Large Cap Equity Fund wishes to sell securities on which it has options outstanding it would execute a closing purchase transaction prior to selling the securities. A profit or loss may be realized on a closing purchase transaction if the amount paid to purchase a call option previously written is less or more than the amount received from its sale.

The writing of covered call options involves certain risks. An option position may be closed out only on an exchange that provides a market for an option of the same series. Although the Large Cap Equity Fund will generally write only those call options for which there appears to be an active market, there is no assurance that an active market on an exchange will exist for any particular option at any particular time. If the Large Cap Equity Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it would, as a result, be subject to any price decline in the underlying security. If such a situation were to arise, the Investment Adviser would determine whether to hold the underlying securities and risk depreciation in their market value or to sell the securities and substitute cash or other securities as collateral for the option obligation.

In general, for federal income tax purposes, when the Fund writes an option, premiums received on options that are not exercised and gains or losses realized on closing purchase transactions are treated as short-term capital gains or losses. When a call option is exercised the premium is added to the exercise price and the resulting gain or loss is characterized as a short- or long-term capital gain or loss for federal income tax purposes depending on the holding period of the underlying securities. In general, brokerage commissions associated with buying and selling call options are higher than those associated with other securities transactions.

The Board of Trustees has directed the Investment Adviser to write options only in situations where the exercise price plus the premium (less transaction costs) would, at the time the option is written, equal a price at which the Investment Adviser would recommend selling the underlying securities because of Large Cap Equity Fund’s investment considerations. Consequently, the Large Cap Equity Fund does not believe that option writing has a material effect on the Large Cap Equity Fund’s portfolio turnover rate, and the Large Cap Equity Fund believes that option writing may contribute both to the capital appreciation and income objectives of the Large Cap Equity Fund. In addition, the Board of Trustees has directed the Investment Adviser to restrict option writing so that no more than 15% of the Large Cap Equity Fund’s total assets may be subject to outstanding options at any time. The Board of Trustees may change these restrictions whenever such changes appear to be in the best interest of the Large Cap Equity Fund.

Investment in Other Investment Companies. Each Fund may invest in the shares of money market funds registered as investment companies under the 1940 Act and maintaining a stable net asset value per share. Any money market fund in which the Funds may invest will incur certain expenses, which may include investment advisory fees, administration, custody, audit and legal fees, among others. The return on an investment in a money market fund will be net of any such expenses incurred by the money market fund, and, accordingly, the return on an investment in a money market fund may be less than the return that could be achieved by investing in money market instruments directly.

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 Loans of Portfolio Securities. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

Borrowing. The Funds do not issue senior securities, except that each Fund may borrow money for temporary, administrative or liquidity (but not leveraging) purposes, as described below under “Investment Restrictions—Fundamental Policies.” The Large Cap Equity Fund may borrow only from banks up to an amount not in excess of 5% of the value of the Fund’s total assets at the time of the loan, repayable in not more than 60 days. No other Fund may borrow money except as described below under “Investment Restrictions—Fundamental Policies.” These policies are fundamental investment policies of the Funds and may not be altered, amended or repealed except as authorized by the vote of a majority of the outstanding shares of a Fund.

Mortgage Securities

Mortgage-backed Securities. Most mortgage-backed securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting   from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

Mortgage-backed securities may be classified into the following principal categories, according to the issuer or guarantor:

Government mortgage-backed securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. GNMA, the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured, Veterans Administration-guaranteed mortgages or Rural Housing Service loans. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include FNMA and FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-backed securities representing interests in mortgage loans pooled by it. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

FNMA is subject to general regulation by the Federal Housing Finance Authority. FNMA purchases residential mortgages from a list of approved seller servicers, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

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FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio.

In September 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership.  FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

Other mortgage-backed securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

The Funds invest in mortgage-backed securities that may be affected by a number of external factors, such as home prices and mortgage loan underwriting standards, as well as a number of macro-economic factors, such as demographic and employment trends. Additionally, with the GSEs likely to remain in government conservatorship for the foreseeable future and the current economic recovery somewhat muted and government finances still troubled, these factors may continue to have a far-reaching impact on the Funds’ holdings. The U.S. federal government may continue to explicitly support the GSEs but changes in this policy could have a far-reaching impact on the Funds’ holdings, and could create liquidity and valuation issues with respect to these securities and other mortgage-backed securities in which the Funds may invest.

Adjustable Rate Mortgage Securities. The adjustable rate feature of the mortgages underlying the adjustable rate mortgage securities (“ARMS”) in which the Ultra Short Mortgage Fund and Short U.S. Government Fund invest generally will help to reduce sharp changes in the Fund’s net asset value in response to normal interest rate fluctuations to the extent that the Fund is invested in ARMS. As the interest rates on the mortgages underlying the Fund’s investments in ARMS are reset periodically, the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Fund to fluctuate less than it would if the Fund invested entirely in more traditional longer-term, fixed-rate debt securities.

In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

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As a result, the Ultra Short Mortgage Fund and Short U.S. Government Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or “cap rates”) for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, the Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

The interest rates paid on the mortgages underlying the ARMS in which the Ultra Short Mortgage Fund and Short U.S. Government Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.

All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Ultra Short Mortgage Fund and Short U.S. Government Fund. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of “locking in” long-term interest rates.

 Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some   cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

CMOs and REMICs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and REMICs typically have a multi-class structure (“Multi-Class Mortgage-backed Securities”). Multi-Class Mortgage-backed Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-backed securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount.

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The Funds will not invest in any class with residual characteristics or classes which represent the underlying credit and default risk on a pool of loans or securities.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. A Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Trust has adopted the following investment restrictions for each Fund, none of which may be changed without the approval of a majority of the outstanding shares of the respective Fund, as defined under “General Information” in this Statement of Additional Information. In addition to these investment restrictions, the investment objective of each Fund is fundamental and cannot be changed without the approval of that Fund’s shareholders.

Each Fund (except the Large Cap Equity Fund) shall:

(1)	Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

Each Fund may not:

(1)	Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.

(2)	Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund’s investment objective and management policies.

Each Fund (except the Large Cap Equity Fund) may not:

(1)	Act as an underwriter of securities, except to the extent that the Trust may be deemed to be an “underwriter” in connection with the purchase of securities for the Fund directly from an issuer or an underwriter thereof.

The Short U.S. Government Fund may not:

(1)	Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

(2)	Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or mortgage, pledge or hypothecate its assets, except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made. The Fund’s ability to enter into reverse repurchase agreements is not restricted by this paragraph.

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(3)	Invest more than 25% of the value of the Fund’s total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers’ acceptances of United States branches of United States banks.

(4)	Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

The Ultra Short Mortgage Fund may not:

(1)	Invest more than 25% of the value of the Fund’s total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Fund’s total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

(2)	Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund’s net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund’s total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund’s net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund’s net assets, such borrowings will be repaid before any investments are made.

(3)	Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

The Large Cap Equity Fund may not:

(1)	Purchase securities of an issuer if such purchase would cause more than 25% of the value of the Fund’s total assets (taken at current value) to be invested in the securities of any one issuer or group of issuers in the same industry.

(2)	Purchase securities of an issuer if such purchase would cause more than 5% of any class of securities of such issuer to be held by the Fund.

(3)	Invest in any issuer for the purpose of exercising control of management.

(4)	Underwrite securities of other issuers.

(5)	Purchase or sell real estate or real estate mortgage loans.

(6)	Deal in commodities or commodities contracts.

(7)	Purchase on margin or sell short any security, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(8)	Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow money from banks for temporary or emergency (but not leveraging) purposes in an amount up to 5% of the Fund’s total assets when the borrowing is made (repayable in not more than 60 days), and may pledge up to 15% of its assets to secure such borrowings.

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(9)	Purchase or retain securities of an issuer if any officer, director or employee of, or counsel for, the Fund is an officer, director or employee of such issuer.

(10)	Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all of its portfolio securities and enter into closing purchase transactions with respect to such options.

With respect to the Funds’ limitations on commodities, such limitations should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010. Certain of the Funds are limited in their use of derivatives to the extent that they limit their investments so as to qualify for investment by national banks, federal savings associations or federal credit unions.

Non-Fundamental Policies

The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may be changed only with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Trust’s Board of Trustees without shareholder approval.

The Funds have the following non-fundamental policies:

Each Fund, except the Large Cap Equity Fund:

(1) May not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(2) Limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

(3) Limit investments in bankers’ acceptances to bankers’ acceptances with maturities of ninety days or less issued by FDIC insured institutions that are eligible for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations.

(4) May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation and the Tennessee Valley Authority.

(5) Limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Small Business Administration and Freddie Mac.

(6) May not invest in derivative instruments such as interest rate swaps, reverse repurchase agreements, interest rate futures contracts, options and options on interest rate swaps and futures contracts, in each case until such time as federal credit unions may invest without limitation in mutual funds which use these instruments.

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The Short U.S. Government Fund:

(1) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

(2) Will invest exclusively in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements backed by such investments. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940, as amended.

The Ultra Short Mortgage Fund:

(1) Invests primarily in “securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing” meeting the definition of such assets for purposes of the qualified thrift lender (“QTL”) test under the current Office of the Comptroller of the Currency (“OCC”) Regulations. Pending any revisions of the current OCC Regulations, the Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, the Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OCC. Also, the Fund will not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies. Furthermore, the Fund limits its investments to those permissible without specific statutory limitation for federal savings associations, national banks and federal credit unions under current applicable federal regulations.

(2) May not invest in (purchase) private (non-agency) mortgage-related securities.

(3) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

The Large Cap Equity Fund:

(1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies and, to the extent reasonably practicable, the Fund will invest at least 80% of its net assets in common stock. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the 1940 Act.

(2) May not invest in securities of any other investment company, except for (i) securities of investment companies acquired as part of a merger, consolidation or other acquisition of assets, and (ii) equity securities of investment companies that operate as money market funds maintaining a stable net asset value per share pursuant to the rules of the Securities and Exchange Commission, which investments shall be subject to the limitations on investments in other investment companies set forth in the 1940 Act.

(3) May not purchase any security if, as a result of such transaction, more than 10% in the aggregate of the Fund’s total assets (at current value) would be invested in (A) securities restricted as to disposition under federal securities laws and (B) securities for which there are no readily available market quotations.

(4) May not participate on a joint or joint and several basis in any trading account in securities.

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(5) May not invest in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation.

PURCHASE AND REDEMPTION OF SHARES

Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Funds’ behalf.

A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust may hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor’s account in an amount equal to such difference. In addition, the Trust, the Investment Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of a Fund’s shares.

The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the “Exchange”) is closed, other than customary weekend and holiday closings (i.e., New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules  of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Fund is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of the Fund’s net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Fund.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The Trustees’ responsibilities include reviewing the actions of the Investment Adviser, Distributor and Administrator.

Trustees and Officers

Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. The following table provides information regarding each independent Trustee of the Trust, as defined in the 1940 Act. The Trust currently consists of four funds, including the Funds.

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Name, Age and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
David F. Holland Age: 73	Chairman of the Board since 2015. Trustee since 1993 and from 1988 to 1989. Indefinite Term of Office	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank; Consultant, TD Banknorth 2005-2007; Director, TD Banknorth – Massachusetts 2005-2007; Director, Preferred Community Bank since 2013.	4

Carla S. Carstens Age 65	Trustee since 2015. Indefinite Term of Office

Prior to 2009, Principal of Tatum LLC. (performance improvement consulting firm); President of Carstens Associates (strategic and operational consulting firm); and Vice President Strategic Planning of Amoco Oil Company. Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Trustee and Audit Committee Chair of Lou Holland Trust mutual fund, 2005-2010; Board member and Treasurer of Athena International, 2010 to present; Board member and Chairman of Strategic Planning and Diversity Initiatives of Financial Executives International Chicago, 2009-present; Board of Directors and Audit Committee member of Chicago Yacht Club Foundation, 2015 to present.

			4

David J. Gruber Age: 53	Trustee since 2015. Indefinite Term of Office	President of DJG Financial Consulting LLC (financial and accounting consulting firm), 2007 to present. Board member of Cross Shore Discovery Fund, 2014 to present, Board member of Fifth Third Funds, 2003-2012, Board member and Treasurer of CASA of Delaware County, 2009-2010.	4

[1]	The mailing address of each Independent Trustee is 325 John H. McConnell Boulevard, Suite 150, Columbus, OH 43215.

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The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Age and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office[2]	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Interested Trustees and Officers

Dana A Gentile[3] Age: 53	Trustee since 2014. Indefinite Term of Office President since 2014.	Director, Beacon Hill Fund Services, Inc., 2013 to present. Senior Vice President, Product Management, Citi Fund Services Ohio, Inc., 2012 to 2013; Senior Vice President, Compliance Services, Citi Fund Services Ohio, Inc., 2007 to 2012.	4

Trent M. Statczar Age: 44	Treasurer since 2009.	Director, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., from 2007 to 2008.	N/A

Eimile J. Moore Age: 46	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Beacon Hill Fund Services, Inc. 2011 to present; Chief Compliance Officer of Diamond Hill Funds 2014 to present; Vice President, JPMorgan Distribution Services, Inc., 2006 to 2011.	N/A

Jennifer Gorham Age: 34	Secretary since 2016.	Director, Beacon Hill Fund Services, Inc. since April 2015 to present; Paralegal, Red Capital Group, LLC, from 2011 to 2015.	N/A

Lori K. Cramer Age: 49	Assistant Secretary since 2014.	Director, Beacon Hill Fund Services, Inc. March, 2014 to present; Paralegal, Nationwide Financial Services, Inc., 2002to March 2014.	N/A

[1]	The mailing address of each officer is 325 John H. McConnell Boulevard, Suite 150, Columbus, OH 43215.

[2]	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees.

[3]	This Trustee is an “interested person” of the Trust under the 1940 Act because she is the President of the Trust. She also holds certain positions with the Trust’s business manager and administrator, Beacon Hill Fund Services, Inc.

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The following table sets forth the compensation earned by Independent Trustees from the Trust and the fund complex for the fiscal year ended October 31, 2015:

Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Independent Trustees
David F. Holland	$22,000	$0	$0	$22,000
Carla S. Carstens	$15,000	$0	$0	$15,000
David J. Gruber	$15,000	$0	$0	$15,000
Gerald J. Levy[1]	$12,000	$0	$0	$12,000
William A. McKenna, Jr.[2]	$ 7,000	$0	$0	$ 7,000
Maria F. Ramirez[1]	$12,000	$0	$0	$12,000

Interested Trustees
Dana A. Gentile	$ 0	$0	$0	$ 0

1 Effective April 30, 2015 Mr. Levy and Ms. Ramirez resigned as a Trustee of the Board.

2 Effective January 29, 2015, Mr. McKenna resigned as a Trustee of the Board.

Prior to January 1, 2016, the Independent Trustees received an annual retainer of $8,000. For each in-person meeting, the meeting attendance fee was $2,000 for board meetings and $1,000 for committee meetings. For each telephonic meeting, the meeting attendance fee was $500. During the year ended October 31, 2015, the Board held four regular in-person meetings and one Special Nominating and Governance Committee meeting.

Effective January 1, 2016, the Independent Trustees receive an annual retainer of $8,000. For each in-person meeting, the meeting attendance fee is $3,000 for board meetings and $1,000 for committee meetings. For each telephonic meeting, the meeting attendance fee is $500.

The Interested Trustees receive no compensation from the Trust.

Board of Trustees: Leadership Structure and Committees

Experience and Qualifications

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, and a commitment to the interests of shareholders. The following is a  summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the experiences, qualifications, attributes and skills of the Trustees are made pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

David F. Holland. Mr. Holland has served as a member of the Board of Trustees of the Trust for the past 22 years, the Chairman of the Audit Committee of the Board from 2004 to 2015, Lead Independent Trustee in 2015 and chairman of the Board since 2015. Over the course of his career, Mr. Holland has served as Chairman of the Board, Chief Executive Officer and President of BostonFed Bancorp Inc. from 1995 to 2005, and Chairman of the Board and Chief Executive Officer of Boston Federal Savings Bank from 1989 to 2005 (Chief Executive Officer from 1986 to 2005). He has also served as Director of TD Banknorth, Massachusetts, Chairman of America’s Community Bankers, Director of ACB Investment Services, Inc., Director and Vice Chairman of the Federal Home Loan Bank of Boston and President of the Thrift Industry Advisory Council, an adviser to the Federal Reserve Board. Additionally, Mr. Holland was employed at KPMG LLP from 1963 to 1974, serving most recently as Manager. Mr. Holland maintained his status as a Certified Public Accountant from 1966 to 1990 and served on the Financial Advisory Standards Advisory Committee (FASAC) from 1991 to 1994. Mr. Holland is a current Director of Preferred Community Bank.

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Carla S. Carstens. Ms. Carstens has served as a member of the Board of Trustees of the Trust and Chairwoman of the Nominating and Governance Committee since 2015. Over the course of her career she as served in an array of strategic and governance positions and as a Trustee and Audit Committee Chair for another mutual fund. Ms. Carstens has served on the Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Trustee and Audit Committee Chair of Lou Holland Trust mutual fund, 2005-2010; Board member and Treasurer of Athena International, 2010 to present; Board member and Chairman of Strategic Planning and Diversity Initiatives of Financial Executives International Chicago, 2009-present; Board of Directors and Audit Committee member of Chicago Yacht Club Foundation, 2015 to present. Ms. Carstens was a Principal of Tatum LLC (performance improvement consulting firm); President of Carstens Associates (strategic and operational consulting firm); and Vice President Strategic Planning of Amoco Oil Company.

David J. Gruber. Mr. Gruber has served as a member of the Board of Trustees of the Trust and Chairman of the Audit Committee since 2015. Mr. Gruber is a CPA and served as an independent Trustee, Compliance Committee Chair, a member of the Audit Committee and Financial Expert for the Fifth Third Funds from 2003-2012. Mr. Gruber served as a Board member and Treasurer of CASA of Delaware Country from 2009-2010. Mr. Gruber is an independent Trustee for Cross Shore Discovery Fund, Audit Committee Chair, Valuation Committee member, from 2014 to present. Mr. Gruber is President and Chief Executive Officer of DJG Financial Consulting, LLC and performs Sarbanes-Oxley assessments for public companies and serves as a chief financial officer.

Dana A. Gentile. Ms. Gentile, an interested person of the Trust, has served as a member of the Board of Trustees of the Trust since 2014. Ms. Gentile has been President of the Trust since 2014 and is currently a Director at Beacon Hill Fund Services, Inc. which position she has held since 2013. Ms. Gentile has more than 28 years of experience in the financial services industry with more than 26 years of mutual fund experience that include leadership and senior management roles in various compliance, regulatory and administration functions, client services and product management from 1987 to 2013 at Citi Fund Services, Inc., a large third party mutual fund service provider.

Board Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board establishes policies and reviews and approves contracts and their continuance. The Trustees regularly request and/or receive reports from the Investment Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board currently is composed of four trustees, three of whom are not “interested persons” (as that term is defined in the 1940 Act). Mr. Holland, an independent trustee, serves as the Chairman of the Board. The Board has determined that the Trust’s leadership structure provides a combination of management and industry experience and independence that is appropriate given the character and circumstances of the Trust, including items such as the number of portfolios that comprise the Trust, the net assets of the Trust, and the committee structure of the Board.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating and Governance Committee and the Valuation Committee. The Audit Committee held two in-person meetings during the year ended October 31, 2015. The Nominating and Governance Committee held four in-person meetings and one telephonic meeting during the year ended October 31, 2015. The Valuation Committee did not hold any meetings during the year ended October 31, 2015.

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The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm. The members of the Audit Committee are David J. Gruber, Chairman and audit committee financial expert, Carla S. Carstens and David F. Holland.

The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. In selecting candidates for nomination to the Board, the Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity. The members of the Nominating and Governance Committee are David F. Holland, David J. Gruber and Carla S. Carstens, Chairwoman. Suggestions for trustee candidates and other correspondence should be sent in writing to the Secretary, Asset Management Fund, 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215.

The Valuation Committee is responsible pursuant to the provisions of the Funds’ Pricing Procedures for reviewing and considering fair valuation recommendations by the Pricing Committee. The members of the Valuation Committee are Carla S. Carsten, Chairwoman, David F. Holland and David J. Gruber.

The Trust’s day-to-day operations are managed by the Investment Adviser, Beacon Hill Fund Services, Inc. (“Beacon Hill” or the “Administrator”), the Trust’s business manager and administrator and other service providers. The Board and the committees meet regularly throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers.

 Risk Oversight

Through its oversight role, and through its Committees, officers and service providers, the Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the funds at regular Board meetings, and on an ad hoc basis as needed; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment advisers, Administrator, distributors and independent registered public accounting firm of the funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its Committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee and the Board on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO to discuss, among other things, issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the investment advisers on the investments and securities trading of the funds, as well as reports from the pricing committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the investment advisers as well as the Trust’s Administrator, custodians, distributors and transfer agents.

 Information Security Risk

The Trust, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Trust or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede security trading, subject the Funds to regulatory fines, financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

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Fund Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (either directly or through institutions in which they serve as an officer) as of December 31, 2015:

Trustee	Ultra Short Mortgage Fund	Short U.S. Fund	Large Cap Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
Independent Trustees
David F. Holland	$0	$0	over $100,000	over $100,000
Carla S. Carstens	$0	$0	$0	$0

David J. Gruber	$0	$0	$0	$0

Interested Trustees

Dana A. Gentile	$0	$0	$0	$0

As of February __6, 2016, the officers and Trustees of the Trust as a group directly owned ____% of the Large Cap Equity Fund Class AMF shares.

No Independent Trustee owns beneficially or of record, any security of Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc.

Control persons and principal holders of securities

The following table provides certain information at February __, 2016 with respect to persons known to the Trust to be record owners of 5% or more of the shares of common stock of the Funds. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

Percent Fund’s
Outstanding
Fund	Name and Address of Record Owner	Shares

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INVESTMENT ADVISER

The investment adviser of the Trust since December 8, 1997 is Shay Assets Management, Inc. (the “Investment Adviser”), a Florida corporation, with its principal office at 1000 Brickell Avenue, Suite 500, Miami, Florida 33131. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Shay Investment Services, Inc., a closely-held corporation majority-owned by Rodger D. Shay and Rodger D. Shay, Jr., President of Shay Financial Services, Inc.

The Investment Advisory Agreement between the Funds (other than the Large Cap Equity Fund) and the Investment Adviser (the “Advisory Agreement”) continues from year to year, subject to termination by the Fund or the Investment Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of each Fund or by the Board of Trustees. The separate Investment Advisory Agreement between the Large Cap Equity Fund and the Investment Adviser (the “Large Cap Equity Advisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”) continues from year to year, in the same manner as the Advisory Agreement subject to the continuation provisions described above. The Advisory Agreements must also be approved annually by the vote of a majority of the Trustees who are not parties to each Advisory Agreement or “interested persons” of any party thereto.

The Advisory Agreements for each Fund were continued by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on January 28-29, 2016. The Board of Trustees, including a majority of the Independent Trustees, determined that the Advisory Agreements are fair and reasonable and that the continuance of the agreements is in the best interests of the Trust. The Independent Trustees met separately from the “interested” Trustees of the Trust and officers or employees of the Investment Adviser or its affiliates to consider continuance of the Advisory Agreements and were assisted by legal counsel in making their determination.

As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Ultra Short Mortgage Fund pays the Investment Adviser a fee, payable monthly, based on an annual percentage of the average daily net assets of the Fund as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion.

The Investment Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2015, the Investment Adviser voluntarily waived ___% of its fee so that the Fund paid the Investment Adviser a fee of ____% of its average daily net assets. This voluntary waiver may be terminated at any time by the Investment Adviser.

As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Short U.S. Government Fund pays the Investment Adviser a fee, payable monthly, computed as follows: 0.25% per annum of the average daily net assets of the Fund up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Advisory Agreement) to daily net assets with respect to the Fund on any day exceeds 0.75% (such expenses hereinafter called the “Excess Expense” of the Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of the Fund.

As compensation for services to be rendered by the Investment Adviser under the Large Cap Equity Fund Advisory Agreement, the Large Cap Equity Fund pays the Investment Adviser a fee based on average net assets of the Fund, computed daily and payable monthly, at the annual rate of 0.65% for the first $250 million and 0.55% for assets over $250 million.

	Investment Advisory Fees Paid*
Fund	2015		2014	2013
Ultra Short Mortgage	$	______	$1,123,484	$1,416,095
Short U.S. Government		______	41,748	54,129
Large Cap Equity Fund		______	485,201	589,109

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	Investment Advisory Fees Waived*
Fund	2015		2014	2013
Ultra Short Mortgage	$	______	$484,863	$629,379
Short U.S. Government		______	19,477	19,372
Large Cap Equity Fund		-	-	-

*      For the fiscal years ended October 31.

The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups (“organizations”) whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Funds by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization. The Investment Adviser and/or the Distributor may also enter into agreements with, and pay additional compensation to, third parties, out of their own assets and not as an additional charge to a Fund, in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors.

The Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreements.

The Advisory Agreements will terminate automatically upon assignment and are terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of the Fund on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 90 days’ written notice to the Fund.

Portfolio Managers

The portfolio managers of the Investment Adviser manage the Funds’ portfolios as a team. The portfolio managers responsible for the day-to-day management of each Fund’s portfolio, except the Large Cap Equity Fund, are Sean Kelleher and Maggie Bautista. The portfolio managers responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio are Robert C. Jones and Ana I. Galliano. The table below shows other accounts for which the portfolio managers of the Funds are responsible for the day-to-day portfolio management as of October 31, 2015.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Sean Kelleher	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	8	180,000,000	0

Maggie Bautista	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	8	180,000,000	0

Robert C. Jones	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

Ana I. Galliano	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	0	0	0

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Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund.

The compensation of the portfolio managers for each Fund consists of a base salary which may be augmented by annual subjective and/or quantitatively-determined bonus payments. Quantitative factors include long term risk-adjusted return performance, net assets under management or other factors as determined by the Investment Adviser’s senior management. For example, during cycles of rapidly rising assets under management or strong relative performance, aggregate annual bonus compensation may exceed base salary compensation due to these subjective and quantitative measures. In periods of rapidly declining assets under management, incentive payments may be less than base salary compensation.

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of October 31, 2015:

Portfolio Manager	Ultra Short Mortgage Fund	Short U.S. Government Fund	Large Cap Equity Fund
Sean Kelleher	$100,000 – 500,000	$0	$500,001 – 1,000,000
Maggie Bautista	$0	$0	$1-10,000
Robert C. Jones	$0	$0	$0
Ana I. Galliano	$0	$0	$0

DISTRIBUTOR

Shay Financial Services, Inc. is a registered broker-dealer and the Funds’ principal distributor (the “Distributor”). The Distributor, a Florida corporation, is a wholly-owned subsidiary of Shay Investment Services, Inc., which is a closely-held corporation majority owned by Rodger D. Shay and Rodger D. Shay, Jr., President of the Distributor. The Distributor is located at 1000 Brickell Avenue, Suite 500, Miami, Florida 33131.

As compensation for distribution services, the Ultra Short Mortgage Fund pays the Distributor a fee, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2015, the Distributor voluntarily waived 0.10% of its fee for the Fund so that the Fund paid the Distributor a fee of 0.15% of the Fund’s average daily net assets. This voluntary waiver may be terminated at any time by the Distributor.

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As compensation for distribution services, the Short U.S. Government Fund pays the Distributor a fee, payable monthly, at the rate of 0.15% per annum of the average daily net assets of the Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $1 billion of such net assets; 0.075% per annum of such net assets over $2 billion.

As compensation for distribution services, class AMF shares of the Large Cap Equity Fund pays the Distributor a fee, payable monthly at the rate of 0.25% per annum of the average daily net assets. The Distributor may voluntarily elect to waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of Class AMF shares of the Fund. For the fiscal year ended October 31, 2015, the Distributor voluntarily waived 0.10% of its fee so that Class AMF shares of the Fund paid the Distributor a fee of 0.15% of average daily net assets. This voluntary waiver may be terminated at any time by the Distributor. Class H shares of the Large Cap Equity Fund do not pay any distribution fees.

		Distribution Fees Paid*

Fund	2015	2014	2013
Ultra Short Mortgage		$624,155	$786,716
Short U.S. Government		25,049	32,478
Large Cap Equity		170,677	214,378

		Distribution Fees Waived*

Fund	2015	2014	2013
Ultra Short Mortgage		$249,660	$314,684
Large Cap Equity		68,270	85,750
Short U.S. Government		-	-

*      For the fiscal years ended October 31.

The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Funds for sale to investors.

The Trust has been informed by the Distributor that during its fiscal year, of the fees received by the Distributor with respect to the Funds, the following expenditures were made:

Fund	Advertising		Printing		Compensation Paid to Broker- Dealers		Employee Compensation & Costs		Staff Travel & Expense		Other Administrative Expense
Ultra Short Mortgage	$	__	$	____	$	____	$	____	$	____	$	____
Short U.S. Government		__		____		____		____		____		____
Large Cap Equity		__		____		____		____		____		____

None of the Trustees has direct or indirect financial interest in the operation of the Funds’ Rule 12b-1 Plan and related Distribution Agreement.

The Trust has appointed the Distributor to act as the principal distributor of the Fund’s continuous offering of shares pursuant to a Distribution Agreement dated December 8, 1997 between the Trust and the Distributor (the “Distribution Agreement”). The initial term of the Distribution Agreement was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Trust or the Distributor as hereinafter provided, if approved at least annually by the Board of Trustees and by a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement.

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Pursuant to the Trust’s Rule 12b-1 Plan, payments under the Plan are intended to compensate broker-dealer, depository institutions and, other firms for distribution services. The type of activities for which compensation is paid is set forth in the table above. The Trust’s Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the “disinterested” Trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Trustees who are “disinterested” as described above or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of each Fund on 60 days’ written notice to the Distributor, or by the Distributor on 90 days’ written notice to the Trust. Although the Distributor’s fee is calculable separately with respect to each Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of expenses incurred in distributing shares of another Fund, to compensate another dealer for distribution assistance or payment of the Distributor’s overhead expenses.

The Investment Adviser or Distributor, out of their own resources and without additional costs to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds in recognition of their marketing, transaction processing and/or administrative services support.

The Trust, the Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act, as amended. Board members and officers of the Trust and employees of the Investment Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the codes of ethics. The codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

It is not anticipated that the Funds, other than the Large Cap Equity Fund, will invest in voting securities. For the Large Cap Equity Fund and other Funds that invest in voting securities, the Trust has delegated to the Investment Adviser the responsibility for voting the proxies related to such securities, subject to the Board of Trustee’s oversight. It is the Investment Adviser’s policy to vote proxies in a manner that is most economically beneficial to a Fund. The Investment Adviser’s Proxy Policy contains guidelines which reflect the Investment Adviser’s policies with respect to voting for or against certain matters (e.g., anti-takeover provisions, socially active causes and routine matters). When a vote presents a conflict between the interests of Fund shareholders and the interests of the Investment Adviser or Distributor, a special internal review by the Investment Adviser’s Executive Committee determines the vote. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-247-9780 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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FUND SERVICES

Custodian, Transfer Agent, Financial Administrator and Fund Accountant

Since November 1, 2009, The Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, has served as the Trust’s custodian, transfer agent, financial administrator and fund accountant with respect to each Fund.

Northern Trust and the Trust have entered into a Custody Agreement (“Custody Agreement”), pursuant to which Northern Trust serves as the Trust’s custodian with respect to the Funds and, among other things, will maintain custody of the Funds’ cash and securities. In addition, Northern Trust is the financial administrator and fund accountant for the Trust. Pursuant to the terms of the Fund Administration and Accounting Services Agreement between the Trust and Northern Trust (the “Fund Accounting Agreement”), Northern Trust provides various administrative and fund accounting services to the Funds, which include (i) computing each Fund’s net asset value for purposes of the sale and redemption of its shares, (ii) computing each Fund’s dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for each Fund.

Pursuant to the terms of the transfer agency agreement between the Trust and Northern Trust (the “Transfer Agency Agreement”), Northern Trust provides various transfer agency services to the Funds, including, but not limited to, (i) processing shareholder purchase and redemption requests, (ii) processing dividend payments and (iii) maintaining shareholder account records.

As compensation for its services under the Custody Agreement, Transfer Agency Agreement and the Fund Accounting Agreement, effective September 1, 2014, the Trust has agreed to pay Northern Trust on a monthly basis, an annualized fee based upon the average daily net assets of all Funds in the Trust, in accordance with the following schedule:

Net assets of less than $500,000,000	$387,600
Net assets from $500,000,000 to $1,000,000,000	$408,000
Net assets of $1,000,000,000 or greater	$428,400

If normal out-of-pocket expenses exceed $200,000 for the year, the Trust shall pay the excess. In addition, the Trust shall pay Northern Trust for certain other out-of-pocket expenses.

As compensation for its services under the Custody Agreement, Transfer Agency Agreement and the Fund Accounting Agreement, effective November 1, 2012 until August 31, 2014 the Trust paid Northern Trust on a monthly basis, an annualized fee based upon the average daily net assets of all Funds in the Trust, in accordance with the following schedule:

Net assets of less than $800,000,000	$646,000
Net assets from $800,000,000 to $1,000,000,000	$680,000
Net assets of $1,000,000,000 or greater	$714,000

If normal out-of-pocket expenses exceeded $200,000 for the year, the Trust paid the excess. In addition, the Trust paid Northern Trust for certain other out-of-pocket expenses.

As compensation for these services rendered by Northern Trust, the Trust paid the following amounts to Northern Trust:

	FUND	FUND	FUND
	SERVICES	SERVICES	SERVICES
	FEES PAID*	FEES PAID*	FEES PAID*
FUND	2015	2014	2013
Ultra Short Mortgage	$ ______	$410,120	$423,695
Short U.S. Government	______	27,220	29,358
Large Cap Equity	______	121,468	123,139

*      For the fiscal year ended October 31.

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Business Manager and Administrator

Since November 1, 2014, Beacon Hill Fund Services, Inc. (“Beacon Hill”), 325 John H. McConnell Blvd., Suite 150, Columbus, Ohio 43215, has served as the Trust’s Business Manager and Administrator. Beacon Hill and the Trust have entered into a Management and Administration Agreement with respect to the Funds.. This Agreement supplemented and replaced the prior Compliance Services, Financial Services and Governance and Regulatory Oversight Services Agreements with Beacon Hill. Pursuant to the terms of the Agreement, Beacon Hill, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Beacon Hill include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Pursuant to the Agreement, Beacon Hill pays all operating expenses of the Trust and the Funds not specifically assumed by the Trust, unless the Trust or the Adviser otherwise agree to pay, including without limitation the compensation and expenses of any employees and officers of the Trust and of any other persons rendering any services to the Trust; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the transfer agent, dividend disbursing agent, shareholder service agent, custodian, fund accounting agent and financial administrator (excluding fees and expenses payable to Beacon Hill) and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Funds; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to each Fund’s current shareholders; the cost of printing or preparing any documents, statements or reports to shareholders unless otherwise noted; fees and expenses of trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act; and all other operating expenses not specifically assumed by the Trust. In paying expenses that would otherwise be obligations of the Trust, Beacon Hill is expressly acting as an agent on behalf of the Trust. For services under the Agreement and expenses assumed by Beacon Hill, the Trust, on behalf of the Funds, paid Beacon Hill for the fiscal period ended October 31, 2015 an annual fee of 0.35% of average daily net assets of the Funds; subject to an aggregate minimum annual fee of $1,160,000 for the Funds. For services under the Agreement and expenses assumed by Beacon Hill for the fiscal period ended October 31, 2016, the Trust, on behalf of the Funds, will pay Beacon Hill an annual fee of 0.35% of average daily net assets of the Funds; subject to an aggregate minimum annual fee of $1,051,000 for the Funds.

From November 1, 2009 until October 31, 2014, the Trust had entered into a compliance services agreement with Beacon Hill. Pursuant to the terms of the Compliance Services Agreement, Beacon Hill made available an individual to serve as the Trust’s chief compliance officer responsible for administering the Trust’s compliance policies and procedures and annually reviewing the compliance policies and procedures of the Trust and the Trust’s service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services to each Fund rendered by Beacon Hill under the compliance services agreement, the Trust paid Beacon Hill an annual fee of $115,000 plus out-of-pocket expenses.

From November 1, 2009 until October 31, 2014, the Trust had entered into a financial services agreement with Beacon Hill. Pursuant to the terms of the Financial Services Agreement, Beacon Hill made available an individual to serve as the Trust’s chief financial officer responsible for administering the Trust’s accounting policies and procedures and certifying the Trust’s periodic financial statements. As compensation for the services to each Fund rendered by Beacon Hill under the financial services agreement, the Trust paid Beacon Hill an annual fee of $90,000 plus out-of-pocket expenses.

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From November 1, 2009 until October 31, 2014, the Trust had entered into an agreement with Beacon Hill to provide business management and governance services to the Trust. Under the terms of this agreement, Beacon Hill performed and coordinated Fund governance and regulatory oversight activities of the Trust, including but not limited to, monitoring activities of its third party service providers, coordinating and filing amendments to the Trust’s registration statement and financial filings, preparing and distributing material for board meetings and maintaining all books and records as required by the federal securities laws. As compensation for its services under the agreement, the Trust paid Beacon Hill a fee at an annual rate of 0.02% of the average daily assets of the Trust for the first $1 billion and 0.015% of the average daily assets for assets in excess of $1 billion, with a minimum annual fee of $150,000, plus out-of-pocket expenses.

As noted above, Beacon Hill now performs the above described compliance services, financial services and business management and governance services pursuant to the Management and Administration Agreement.

As compensation for the compliance services, financial services and business management and governance services by Beacon Hill pursuant to the prior agreements and pursuant to the Management and Administration Agreement, the Trust paid the following amounts to Beacon Hill:

	Fund Service	Fund Service	Fund Service
	Fees Paid*	Fees Paid*	Fees Paid*
Fund	2015	2014	2013
Ultra Short Mortgage	$	$221,035	$240,942
Short U.S. Government		15,094	16,408
Large Cap Equity		68,772	67,905

*      For the fiscal year ended October 31.

DETERMINATION OF NET ASSET VALUE

For purposes of determining the net asset value per share of each Fund (except the Large Cap Equity Fund), investments are generally valued  at prices obtained from one or more  independent pricing services or, for certain circumstances, the Board of Trustees has approved the use of a fixed income fair value pricing methodology implemented by the Pricing Committee. The Large Cap Equity Fund uses market prices in valuing portfolio securities, but may use fair value estimates if reliable market prices are unavailable. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost.

FEDERAL INCOME TAX MATTERS

The following discussion is not intended to be a full discussion of federal income tax laws and their effect on shareholders. Investors should consult their own tax advisers as to the tax consequences of ownership of shares.

Each of the Fund’s portfolios is treated as a separate entity for federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies are applied to each Fund separately, rather than to the Trust as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, operating expenses and all other items are determined separately for each Fund.

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Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must, among other things: (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies), the securities of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are engaged in the same or similar trades or business, or the securities of one or more qualified publicly traded partnerships; and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders, provided at least 90% of its investment company taxable income for the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

Dividends and distributions are taxable to shareholders whether they are reinvested in Fund shares or paid in cash. Dividends of each Fund’s net investment income (which generally includes interest and dividend income, less certain expenses), other than “qualified dividend income,” and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income. Distributions of qualified dividend income (generally dividends received from domestic corporations and qualified foreign corporations) are taxable to individual and other non-corporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund. Under the Code, net long-term capital gains received by corporate shareholders (including net long-term capital gain distributions by a Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual and other non-corporate shareholders (including net long-term capital gain distributions by a Fund) are generally taxed at a maximum federal income tax rate of 20%.

Because no portion of the income of any Fund, other than the Large Cap Equity Fund, will consist of dividends from domestic corporations or qualified foreign corporations, dividends paid by the Funds, other than the Large Cap Equity Fund, are not expected to be treated as qualified dividend income, eligible for reduced rates of federal income taxation when received by non-corporate shareholders, and will not qualify for the “dividends received deduction” available to corporate shareholders. A portion of the dividends paid by the Large Cap Equity Fund are expected to be treated as qualified dividend income and are expected to be eligible for the dividends received deduction, provided certain holding period and other requirements are met at both the Fund and the shareholder levels.

At October 31, 2015, the following Funds had capital loss carry-forwards available to offset future net capital gains through the indicated expiration dates:

Fund	Amount		Expires	Amount	Expires
Ultra Short Mortgage Fund	$1,808,482		2015	$290,225,068	2018
Ultra Short Mortgage Fund	7,491,105		2016	2,013,187	2019
Ultra Short Mortgage Fund	9,348,253		2017

Short U.S. Government Fund	357,577	*	2015
Short U.S. Government Fund	1,071,031	*	2016
Short U.S. Government Fund	5,140,920	*	2018

* A portion of the capital loss carry-forwards may be subject to limitations under Section 382 of the Code, and is available to the extent allowed by tax law to offset future net capital gain, if any.

During the fiscal year ended October 31, 2015, Ultra Short Mortgage Fund and Short U.S. Government Fund had net capital loss carry-forward amounts of $__________and $______, respectively, expire. The Ultra Short Mortgage Fund utilized $________ in capital loss carry-forwards.

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The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes became effective for the Funds for the fiscal year ended October 31, 2012. Consequently, capital losses incurred by the Funds in taxable years beginning with the taxable year ended October 31, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Funds in taxable years beginning before the taxable year ended October 31, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended October 31, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses incurred that will be carried forward under the provisions of the Act for the Short U.S. Government Fund are $________ in short term capital loss carry-forwards and $________ in long term capital loss carry-forwards.

Gain or loss realized upon a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term  capital gain or loss. Any loss realized by a shareholder upon the sale or redemption of a Fund’s shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

All or a portion of any loss realized upon the redemption of shares of a Fund will be disallowed if shares of the Fund or substantially identical stock or securities are acquired (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the Code.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Certain Funds may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues as discussed above.

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A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by such Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to such Fund, defer such Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders of such Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause that Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. Each Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of such Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of section 1256 contract is treated in the same manner.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.

Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A portion of a Fund’s income received from a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. Under a notice issued by the Internal Revenue Service (“IRS”), excess inclusion income of a regulated investment company, such as a Fund, is allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return  and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

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Each Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, a Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty. However, effective for taxable years of a Fund beginning before January 1, 2015, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their particular circumstances.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related to intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

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Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

FUND TRANSACTIONS

Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to the Funds. Pursuant to the Investment Adviser’s Best Execution Policies and Procedures, the Investment Adviser seeks to obtain “best execution” for the Funds’ securities transactions. In seeking to obtain “best execution,” the Investment Adviser considers the range and quality of the broker-dealer’s services. As described below, the Investment Adviser on behalf of each Fund may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of “best execution”.

Each Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of its affiliates.

For each Fund, other than the Large Cap Equity Fund, the following applies to Fund transactions. Purchases and sales of securities for each Fund are usually effected on a principal basis. Securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the  fiscal years ended October 31, 2015, 2014 and 2013, none of the Funds paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. On occasion, the Investment Adviser may effect securities transactions with broker-dealers providing research services but would do so subject to seeking the best price and execution for portfolio transactions.

For the Large Cap Equity Fund, the following applies to portfolio transactions. The primary aim of the Investment Adviser in the allocation of the Large Cap Equity Fund’s portfolio transactions to various brokers is the attainment of best price and execution. The Investment Adviser is authorized to pay a brokerage commission in excess of the commission that another broker might have charged for effecting the same transaction in recognition of the value of efficient execution and research and statistical information provided by the selected broker. The research and statistical information that may be provided to the Investment Adviser consist primarily of written and electronic reports and presentations analyzing specific companies, industry sectors, the stock market and the economy. To the extent that the Investment Adviser uses such research and information in rendering investment advice to the Large Cap Equity Fund, the research and information may reduce the Investment Adviser’s expenses.

The Investment Adviser may use research services and statistical information furnished by brokers through which the Large Cap Equity Fund effects securities transactions in servicing all of its accounts, and the Investment Adviser may not use all such services in connection with the Large Cap Equity Fund. In 2013, 2014 and 2015 the Large Cap Equity Fund did not engage in any such “soft dollar” brokerage transactions. The total amounts of brokerage commissions paid by the Large Cap Equity Fund in 2013, 2014 and 2015 were $3,922, $1,792 and $_____, respectively. The brokerage commissions paid by the Fund will vary from year to year based on the level of activity in the Fund’s portfolio.

Transactions in portfolio securities of the Large Cap Equity Fund are effected through a broker selected from a list of brokers selected by the Investment Adviser on the basis of their ability to provide efficient execution of portfolio transactions. A large majority of the Large Cap Equity Fund’s portfolio transactions are executed on national securities exchanges through member firms. However, when the Investment Adviser believes that a better price can be obtained for the Fund, portfolio transactions may be executed over-the-counter with non-member firms in what is referred to as the “third market.” Portfolio transactions in unlisted securities are also executed over-the-counter. The brokerage list is reviewed continually in an effort to obtain maximum advantage from investment research and statistical information made available by brokers, and allocation among the brokers is made on the basis of best price and execution consistent with obtaining research and statistical information at reasonable cost.

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DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

Each Fund’s portfolio holdings are generally posted on the Funds’ website, www.amffunds.com, on a monthly basis within 30 days after the month-end.

Information about each Fund’s portfolio holdings and other portfolio characteristics may be provided to the Administrator, the Distributor and other service providers at any time to enable such service providers to carry out their responsibilities to the Fund.

In accordance with industry practice, information about each Fund’s portfolio holdings and characteristics may be disclosed to mutual fund rating agencies and companies that collect and maintain information about mutual funds as soon as such information is publicly available. Portfolio holdings may also be provided before such information is publicly available to Morningstar and other rating agencies and companies that collect and maintain information about mutual funds that sign a confidentiality agreement or if the Board has determined that the policies of the recipient are adequate to produce such information.

No compensation is received by the Investment Adviser or a Fund for providing such information before it is publicly available.

Prior to public dissemination of portfolio holdings, general performance or statistical information about a Fund, information about realized and unrealized capital gains, summaries of a Fund’s performance and historical sector allocation may be disclosed to shareholders and prospective shareholders as soon as practicable.

Prior to public dissemination of portfolio holdings, additional information about a Fund’s portfolio holdings and characteristics may be disclosed as soon as practicable to institutional shareholders and prospective institutional shareholders of the Fund that are regulated entities and by law or business practices are required to receive such information.

A Fund’s portfolio holdings may be disclosed to third parties prior to their public dissemination for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders.

Portfolio holdings and characteristics may also be disclosed in other circumstances if reviewed and approved by the Chief Compliance Officer.

Each Fund also discloses information about its portfolio holdings to the extent required by law or regulation.

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust currently offers an unlimited number of shares of beneficial interest divided into four (4) funds, including the Ultra Short Mortgage Fund, the Short U.S. Government Fund, and the Large Cap Equity Fund. The other fund is described in a separate prospectus and statement of additional information. The shares of each fund represent interests only in the corresponding fund. Shares of the Large Cap Equity Fund are issued in two classes: AMF shares and H shares. When issued and paid for in accordance with the terms of offering, each share is legally issued, fully paid and non-assessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under “General Information” below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

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The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Investment Adviser, the Distributor and Beacon Hill Fund Services, Inc. with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, the Fund’s pro rata share of taxes, interest or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to the Fund for violation of any law, and extraordinary expenses incurred by the Trust with respect to each Fund. As set forth above, Beacon Hill has agreed under the Management and Administration Agreement to pay certain expenses that would otherwise be expenses of the Funds.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectuses.

________________________, an independent registered public accounting firm with offices at ___________________________, serves as the Trust’s independent registered public accounting firm. The financial statements of each Fund, incorporated into this Statement of Additional Information by reference to the Trust’s Annual Report to Shareholders for the fiscal year ended October 31, 2015 (see “Financial Statements” below) have been so incorporated in reliance on the report of _________________given on the authority of such firm as experts in accounting and auditing.

GENERAL INFORMATION

The Trust sends to all of the shareholders of each Fund semi-annual reports and annual reports, including a list of investment securities held by each Fund, and, for annual reports, audited financial statements of each Fund.

As used in each Prospectus and this Statement of Additional Information, the term “majority,” when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund’s shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Trust provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940 Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

The Prospectuses and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

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FINANCIAL STATEMENTS

The financial statements, notes and report of the Trust’s independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2015. The Funds will provide the Annual Report without charge to each person who requests this Statement of Additional Information.

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APPENDIX A

Explanation of Rating Categories

The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Moody’s applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 1 indicates that the issue ranks in the upper end of its generic rating category; the modifier 3 indicates it ranks in the lower end. Debt rated AA by Standard & Poor’s has a very strong capacity to meet its financial commitments and differs from the highest rated issues, which are rated AAA, only in small degree.

Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Securities rated Baa by Moody’s and/or BBB by S&P are the lowest which are considered “investment grade” obligations. Fitch Investors Service, Inc. as well as other ratings service providers, have comparable rating systems. Moody’s and S&P also publish ratings for short term financial securities, such as commercial paper. A brief definition of these rating characteristics is shown below.

Standard & Poor’s Rating Services

Bond Rating	Explanation
Investment Grade

AAA	Highest rating; extremely strong capacity to meet its financial commitments.

AA	High quality; very strong capacity to meet its financial commitments.

A	Strong capacity to meet its financial commitments; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB	Adequate capacity to meet its financial commitments; adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to meet its financial commitments.

Non-Investment Grade

BB, B, CCC, CC, C	Regarded as having significant speculative characteristics; “BB” indicates the least degree of speculation and “C” the highest; quality and protective characteristics may be outweighed by large uncertainties or major exposures to adverse conditions.

D	In default.

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Short Term Ratings	Explanation

A-1	Highest rating; extremely strong capacity to meet its financial commitments.

A-2	Satisfactory capacity to meet its financial commitments; somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

A-3	Adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitments.

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade

Aaa	Highest quality; minimal credit risk.

Aa	High quality; subject to very low credit risk.

A	Upper-medium grade obligations; subject to low credit risk.

Baa	Medium-grade obligations; subject to moderate credit risk; may possess certain speculative characteristics.

Non-Investment Grade

Ba	More uncertain with speculative elements; subject to substantial credit risk.

B	Considered speculative; subject to high credit risk.

Caa	Poor standing; subject to very high credit risk.

Ca	Highly speculative; likely in, or very near, default with some prospect of recovery of principal and interest.

C	Lowest-rated; typically in default with little prospect for recovery of principal or interest.

Short Term Ratings	Explanation

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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Asset management fund

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	First Amended and Restated Declaration of Trust dated September 22, 2006. (8)/

	(2)	Certificate of Trust filed July 23, 1999. (3)/

	(3)	Written Instrument Amending the First Amended and Restated Declaration of Trust dated January 27, 2007. (9)/

	(4)	Written Instrument Amending the First Amended and Restated Declaration of Trust dated July 18, 2009. (11)/

	(5)	Written Instrument Amending the First Amended and Restated Declaration of Trust dated August 15, 2012. (13)/

	(6)	Written Instrument Amending the First Amended and Restated Declaration of Trust dated January 17, 2014. (14)/

	(7)	Written Instrument Amending the First Amended and Restated Declaration of Trust dated September 30, 2014. (15)

	(8)	Written Instrument Amending the First Amended and Restated Declaration of Trust dated September 30, 2014. (15)

	(9)	Written Instrument Establishing a New Series of the Trust dated July 30, 2015. (16)

(b)	Amended and Restated By-Laws dated January 29, 2015. (15)

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement dated December 8, 1997 between Registrant and Shay Assets Management, Inc. (2)/

	(2)	Form of Assignment of the Investment Advisory Contract dated September 30, 1999. (4)/

	(3)	Investment Advisory Agreement with respect to the Large Cap Equity Fund. (8)/

(e)	(1)	Distribution Agreement. (1)/

	(2)	Distribution Agreement dated December 8, 1997 between Registrant and Shay Financial Services, Inc. (2)/

	(3)	Form of Assignment of the Distribution Agreement dated September 30, 1999. (4)/

(f)	Not applicable.

(g)	(1)	Custody Agreement between Registrant and The Northern Trust Company dated November 1, 2009. (12)/

(h)	(1)	Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated November 1, 2009. (12)/

	(2)	Fund Administration and Accounting Services between the Registrant and The Northern Trust Company dated November 1, 2009. (12)/

	(3)	Amended and Restated Omnibus Fee Agreement between the Registrant and The Northern Trust Company dated November 1, 2012. (13)/

	(4)	Fund Compliance Services Agreement between the Registrant and Beacon Hill Fund Services, Inc. dated November 1, 2009. (12)/

	(5)	Financial Controls Services Agreement between the Registrant and Beacon Hill Fund Services, Inc. dated November 1, 2009. (12)/

	(6)	Governance and Regulatory Oversight Services Agreement between the Registrant and Beacon Hill Fund Services, Inc. dated November 1, 2009. (12)/

	(7)	Amended and Restated Omnibus Fee Agreement between the Registrant and The Northern Trust Company dated September 1, 2014.(15)/

	(8)	Management and Administration Agreement between the Registrant and Beacon Hill Fund Services, Inc. dated November 1, 2014.(15)/

	(9)	Amended and Restated Management and Administration Agreement between the Registrant and Beacon Hill Fund Services, Inc. dated November 1, 2015.*

(i)	Opinion and Consent of Vedder Price P.C.**

(j)	Consent of Cohen Fund Audit Services, LTD.**

(k)	None.

(l)	None.

(m)	Amended and Restated 12b-1 Plan dated July 22, 1999, as amended October 15, 2006. (8)/

(n)	Multi-Class Plan, as amended, dated July 18, 2008. (11)/

(o)	(1)	Power of Attorney for David F. Holland effective January 31, 2015.(15)

	(2)	Power of Attorney for David J. Gruber effective October 29, 2015.*

	(3)	Power of Attorney for Carla S. Carstens effective October 29, 2015.*

(p)	(1)	Code of Ethics of Asset Management Fund and Shay Financial Services, Inc. dated October 23, 2014.(15)

	(2)	Code of Ethics of Shay Assets Management, Inc. dated October 3, 2013.(14)/

	(3)	Code of Ethics of Asset Management Fund dated April 30, 2015.*

	(4)	Code of Ethics of Shay Assets Management, Inc. dated November 17, 2014.*

(1)/	Previously filed with Post-Effective Amendment No. 27 on or about December 30, 1996 and incorporated herein by reference.

(2)/	Previously filed with Post-Effective Amendment No. 28 on or about December 29, 1997 and incorporated herein by reference.

(3)/	Previously filed with Post-Effective Amendment No. 34 on or about October 22, 1999 and incorporated herein by reference.

(4)/	Previously filed with Post-Effective Amendment No. 37 on or about December 28, 2000 and incorporated herein by reference.

(5)/	Previously filed with Post-Effective Amendment No. 42 on or about February 26, 2003 and incorporated herein by reference.

(6)/	Previously filed with Post-Effective Amendment No. 46 on or about February 28, 2006 and incorporated herein by reference.

(7)/	Previously filed with Post-Effective Amendment No. 48 on or about October 17, 2006 and incorporated herein by reference.

(8)/	Previously filed with Post-Effective Amendment No. 54 on or about January 8, 2007 and incorporated herein by reference.

(9)/	Previously filed with Post-Effective Amendment No. 55 on or about February 28, 2007 and incorporated herein by reference.

(10)/	Previously filed with Post-Effective Amendment No. 56 on or about February 28, 2008 and incorporated herein by reference.

(11)/	Previously filed with Post-Effective Amendment No. 57 on or about October 3, 2008 and incorporated by reference.

(12)/	Previously filed with Post-Effective Amendment No. 60 on or about December 29, 2009 and incorporated herein by reference.

(13)/	Previously filed with Post-Effective Amendment No. 66 on or about February 28, 2013 and incorporated herein by reference.

(14)/	Previously filed with Post-Effective Amendment No. 68 on or about February 28, 2014 and incorporated herein by reference.

(15)/	Previously filed with Post-Effective Amendment No. 70 on or about February 28, 2015 and incorporated herein by reference.

(16)/	Previously filed with Post-Effective Amendment No. 73 under the Investment Company Act of 1940, on or about November 24, 2015 and incorporated herein by reference.

*	Filed as an Exhibit herewith.

**	To be filed by amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

Section 5.2 of the Registrant’s First Amended and Restated Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains an insurance policy which insures its directors and officers against certain liabilities.

Item 31.	Business and Other Connections of Investment Adviser.

Shay Assets Management, Inc. (“SAMI”), served as the investment adviser to AMF Large Cap Equity Institutional Fund, Inc. through January 2007. In addition, SAMI served as the sub-adviser to the John Hancock Large Cap Select Fund through February 2009 and serves as the investment adviser to several savings banks located in New York on a non-discretionary basis.

SAMI’s principal office is located at 1000 Brickell Avenue, Miami, Florida 33131 and 655 Third Avenue, Suite 816, New York, New York 10017. Shay Investment Services, Inc. and Shay Financial Services, Inc. have the same addresses.

Directors and Officers of SAMI and principal occupations

Rodger D. Shay, Jr., President and Chief Executive Officer, Shay Financial Services, Inc. currently and from 1997 to 2007; Chief Executive Officer, Shay Investment Services since 2009 and Director since 2008; President, Shay Assets Management, Inc. from 2005 to 2008 and Senior Vice President from 1997 to 2005; Director, Family Financial Holdings, LLC from 2000 to 2008; Director, First Financial Bank and Trust from 2003 to 2007.

S. Sean Kelleher, President and Chief Investment Officer, joined Shay Assets Management, Inc. in 2009. Prior to joining the fixed-income management team, Mr. Kelleher was a Senior Vice President at AllianceBernstein responsible for managing the investment services focused on securitized products (MBS, ABS, CMBS). He began his career in fixed income research and was a dealer in mortgage-backed securities at various broker-dealers. He holds a B.S. in Finance from the University of Virginia and is a CFA charterholder.

Kevin A. Rowe, Chief Compliance Officer, Shay Financial Services, Inc. and Shay Assets Management, Inc. since 2015; 2014, LibScor Associates, Inc.; 2007 – 2014 Senior Compliance Examiner, NASD. Mr. Rowe has FINRA Series 7, 24, 63, 3, 34, and 30 Registrations.

Item 32.	Principal Underwriter.

(a)           Shay Financial Services, Inc. serves as the principal distributor for Asset Management Fund.

(b)

Name And Principal Business Address	Positions And Offices With Underwriter	Positions And Offices With Fund

Rodger D. Shay, Jr. 1000 Brickell Avenue Miami, Florida 33131	President and Chief Executive Officer	None
Kevin A. Rowe 1000 Brickell Avenue Miami, Florida 33131	Chief Compliance Officer	None

(c)           Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, are located at the following locations:

Shay Assets Management, Inc. 1000 Brickell Avenue Miami, Florida 33131
Shay Assets Management, Inc. 655 Third Avenue, Suite 816 New York, New York 10017
The Northern Trust Company 50 South LaSalle Street Chicago, Illinois 60603
Beacon Hill Fund Services, Inc. 325 John H. McConnell Boulevard, Suite 150, Columbus, Ohio 43215

Item 34.	Management Services.

Not Applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Asset Management Fund, has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus and State of Ohio on the 30th day of December 2015.

Asset Management Fund

By:	/s/ Dana A. Gentile
Dana A. Gentile, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below on December 30, 2015 by the following persons in the capacities indicated.

SIGNATURE	TITLE	DATE

David F. Holland*	Trustee and Chairman of the Board	December 30, 2015
David F. Holland

/s/ Dana A. Gentile	Trustee and President (principal executive officer)	December 30, 2015
Dana A. Gentile

David J. Gruber*	Trustee	December 30, 2015
David J. Gruber

Carla S. Carstens*	Trustee	December 30, 2015
Carla S. Carstens

/s/ Trent M. Statczar	Treasurer (principal financial and accounting officer)	December 30, 2015
Trent M. Statczar

/s/ Dana A. Gentile
*Dana A. Gentile Attorney-In-Fact December 30, 2015

*Powers of attorney authorizing Dana A. Gentile to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement have previously been filed or are included with this filing.

EXHIBIT INDEX

Exhibit Number		Description

(h)	(8)	Amended and Restated Management and Administration Agreement between the Registrant and Beacon Hill Fund Services, Inc. dated November 1, 2015.

(o)	(2)	Power of Attorney for David J. Gruber effective October 29, 2015.

(o)	(3)	Power of Attorney for Carla S. Carstens effective October 29, 2015.

(p)	(3)	Code of Ethics of Asset Management Fund dated April 30, 2015.

(p)	(4)	Code of Ethics of Shay Assets Management, Inc. dated November 17, 2014.